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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 5, 2004



                                BRIGHTPOINT, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-23494                   35-1778566
         ----------                     -------                   ----------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



501 Airtech Parkway, Plainfield, Indiana                             46168
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (317) 707-2355
                                                    ----------------------------


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(Former name or former address, if changed since last report)



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Item 12.   Results of Operations and Financial Condition.

     On February 5, 2004 Brightpoint, Inc. (the "Company") issued a press release to report its financial results for the three-months and fiscal year ended December 31, 2003. A copy of the press release is attached hereto as
Exhibit 99.1, which is incorporated herein by reference.

     As noted in the press release, in addition to the Generally Accepted Accounting Principles ("GAAP") results provided in the press release, the Company has provided Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), a non-GAAP financial measure and a reconciliation of this non-GAAP financial measure to the most comparable GAAP measure. As noted more fully in the press release, the Company has provided EBITDA in the press release because it provides management with an indicator of how much cash the Company generates, excluding any changes in working capital. Since the Company had experienced negative cash flow and high debt in prior periods, this has become an important measurement for management. Management also reviews and utilizes the entire statement of cash flows to evaluate cash flow performance. The non-GAAP financial measure EBITDA does not replace the presentation of the Company's GAAP financial results.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     BRIGHTPOINT, INC.
                                                     (Registrant)


                                                     By: /s/ Steven E. Fivel
                                                        ------------------------
                                                        Steven E. Fivel
                                                        Executive Vice President
                                                        and General Counsel


Date: February 5, 2004





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